Exhibit 10.2.6

AMENDMENT NO. 5 TO MASTER LEASE AND SECURITY AGREEMENT
(Des Plaines Lease Combination and Bethany and Wellington Disposition)

THIS AMENDMENT NO. 5 TO MASTER LEASE AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is to be effective as of December 9, 2019 (the “Amendment Date”), by and between each of the entities identified on Schedule 1 as an “Existing Landlord” (individually and collectively, “Existing Landlord”) and a “New Landlord” (“New Landlord” and with Existing Landlord, “Landlord”), and each of the entities identified on Schedule 1 as “Existing Tenant” (individually and collectively, “Existing Tenant”) and a “New Tenant” (“New Tenant” and with Existing Tenant, “Tenant”).
RECITALS
A.Existing Landlord and Existing Tenant are parties to that certain Master Lease and Security Agreement dated as of April 26, 2018, as amended by that certain Amendment No. 1 to Master Lease and Security Agreement effective as of September 1, 2018, that certain Amendment No. 2 to Master Lease and Security Agreement dated as of April 22, 2019, that certain Amendment No. 3 to Master Lease and Security Agreement dated as of May 1, 2019, and that certain Amendment No. 4 to Master Lease and Security Agreement dated as of September 26, 2019 (as the same has been amended and as it may be hereafter amended, amended and restated, supplemented, replaced or extended from time to time, the “Master Lease”);

B.Ventas, Inc. (“Ventas”) and Brookdale Senior Living, Inc. (“Brookdale”) are parties to that certain letter agreement (the “Side Letter”) dated April 26, 2018;

C.The parties hereto, together with certain parties to a Separate Lease (as defined in the Side Letter) are parties to that certain Lease Combination Agreement (“LCA”) dated as of April 26, 2018 pursuant to which a Combination Notice was, pursuant to the terms of the Side Letter, deemed to have been delivered (i) adding that certain Subject Facility (as defined in the LCA) known as “Brookdale Des Plaines” and the New Landlord and New Tenant to the Lease when the debt encumbering such Subject Facility as identified on Schedule 1A (the “New Facility”) was repaid, and (ii) removing the same from the applicable Separate Lease (as defined in the LCA), effective December 4, 2019 (the “Combination Effective Date”);

D.Each Landlord identified on Exhibit A hereto, each of whom leases to each Tenant identified on Exhibit A hereto a portion of the Subject Facilities (such Subject Facilities, the “Bethany and Wellington Facilities”), has entered into a Purchase and Sale Agreement dated August 5, 2019, as amended by that certain First Amendment to Purchase and Sale Agreement dated September 3, 2019 and by that certain Second Amendment to Purchase and Sale Agreement dated as of October 2, 2019 (as so amended, and as may be further amended, modified, supplemented or replaced, the “PSA”), to sell the Subject Facilities to a third party buyer (“Buyer”) pursuant to a closing to occur on December 9, 2019 (the “Closing Date”); and

E.On the Closing Date, Tenant will cease to operate the Bethany and Wellington Facilities and will transition the operation of each of the Bethany and Wellington Facilities to the Buyer or its designee pursuant to the terms of that certain Operations Transfer Agreement between Tenant and Buyer dated as of December 9, 2019; and

F.Upon the closing of the transactions contemplated by the PSA and the OTA, the Bethany and Wellington Facilities shall be removed from the Master Lease and deleted from the definition of “Premises” thereunder pursuant to the terms of the Master Lease including, but not limited to, Section 7.4.12 and Exhibit L thereof; and

G.Landlord and Tenant wish to amend the Master Lease as set forth herein.

    NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Master Lease.

2.Amendments to Lease. The Master Lease is amended as follows:

2.1.From and after the Combination Effective Date, the Minimum Rent (the “Old Minimum Rent”) under the Master Lease as of immediately prior to the Combination Effective Date shall be deemed to have been (i) increased by $6,974,668.00 (being the aggregate Hypothetical Minimum Rent of the New Facility immediately prior to the Combination Effective Date) and (ii) decreased by $265,243.00 (being the aggregate Sale Facility Rent Reduction for the Bethany and Wellington Facilities), resulting in Minimum Rent for the period from the Combination Effective Date through December 31, 2019 to be equal to $170,671,973.00 per annum. The Initial Term shall be deemed to have commenced, with respect to the Applicable Facility, on the commencement date that is applicable to such Applicable Facility as provided in the applicable Separate Lease.

2.2.From and after the Combination Effective Date, the Premises, the Facilities and the Landlord Personal Property shall be deemed to include the property described on Exhibit B to this Amendment and Exhibit B to the Master Lease is hereby amended to add such property.

2.3.For the avoidance of doubt, the provisions of Section 2.3 of the Master Lease shall apply with respect to the addition of each Applicable Facility, except that with respect to such Applicable Facility, the “Effective Date” for such Applicable Facility shall be deemed to be the Combination Effective Date.

2.4.Schedule 1 to the Master Lease is hereby replaced with Schedule 1 attached hereto to reflect, as of the Combination Effective Date (after giving effect to the addition of the Applicable Facility to the Master Lease and the increase in Minimum Rent described above), (i) the Landlords, the Tenants, and the facility information for each of the Facilities, and (ii) the Tenant’s Proportionate Shares (shown to three decimal places).

2.5.Schedule 1A to the Master Lease is hereby amended to add the information as set forth in Schedule 1A attached hereto.

2.6.Schedule 5.10.1 to the Master Lease is hereby amended to add the information as set forth in Schedule 5.10.1 attached hereto.

3.Reduction in Security Deposit. Subject to the reconciliation set forth in Section 2.4 below, the parties acknowledge and agree that as of the Amendment Date, Landlord has refunded Tenant $66,709.00 of the Security Deposit (as defined in the Brookdale Guaranty), which amount represents the proportionate share of the Security Deposit attributable to the Bethany and Wellington Facilities.

4.Reconciliation. Within thirty (30) days after the Amendment Date, representatives of Landlord and Tenant shall, in good faith, finalize any required corrections or modifications to the reduction in the Security Deposit amounts set forth in Section 2.3 above, to be determined in accordance with the provisions of the Brookdale Guaranty (the “Final Reduction Amount”). Throughout the 30-day period leading up to the Final Reduction Amount, each party shall cooperate with the other party in good faith in connection with the preparation and finalization of the Final Reduction Amount. After approval of the Final Reduction Amount by both parties, the party determined to owe cash or other consideration to the other party, as applicable, as a result of such Final Reduction Amount shall promptly pay such cash to the other party, by wire transfer of immediately available funds or otherwise remit such consideration to the other party (including a reduction of any letter of credit, as applicable) and the parties shall enter into a written instrument to memorialize the Final Reduction Amount if different than the amount set forth above.

5.Lease Combination.    As of the Combination Effective Date, the New Tenant (the “Applicable Tenant”) and the New Landlord (the “Applicable Landlord”) under the Separate Lease with respect to the New Facility (the “Applicable Facility”) combined the Master Lease and the applicable Separate Lease into a single Lease as provided in Section 14.1 and Exhibit H (the “Lease Combination Provisions”) of the Master Lease. For purposes of the Lease Combination Provisions, the Master Lease is the Surviving Lease, the Combination Effective Date is the Surviving Lease Date, such Separate Lease is a Combination Lease, and the Applicable Facility is the “Additional Property.” For the avoidance of doubt, this Section 3 shall be deemed to have combined each such Separate Lease, as it relates to the Applicable Facility, into the Master Lease, such that the Master Lease governs with respect to the Applicable Facility from and after the Combination Effective Date.

6.Assumption by Landlord. As of the Combination Effective Date, Applicable Landlord joined in and agreed to be bound by the Master Lease as a Master Lease Landlord thereunder and assumes the obligations of (and been assigned the rights of) a landlord under the Master Lease.

7.Assumption by Tenant. As of the Combination Effective Date, Applicable Tenant joined in and agreed to be bound by the Master Lease as a Master Lease Tenant thereunder and assumed all of the obligations of (and was assigned the rights of) a tenant under the Master Lease.

Further, and as provided in Section 1.2.5 of Exhibit H of the Master Lease, Applicable Tenant was deemed to have acknowledged and agreed that, as a Master Lease Tenant under the Master Lease, it shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Combination Lease insofar as they relate to the Applicable Facility that were not paid, performed and satisfied in full prior to the Combination Effective Date.

8.Deposits. Deposits held by the Applicable Landlord under the applicable Separate Lease with respect to the Applicable Facility shall be treated in accordance with the terms of the Side Letter.

9.Miscellaneous.

9.1.Consistency. Whether or not specifically modified or amended by the provisions of this Amendment, all of the provisions, schedules and exhibits of the Master Lease and the Separate Lease shall be deemed to have been amended (i) to the extent necessary to make such provisions, schedules and exhibits consistent with the modifications and amendments provided for in the preceding portions of this Amendment, and (ii) to the extent necessary to give effect to the purpose and intent of this Amendment.

9.2.Integrated Agreement; Modifications; Waivers. This Amendment, and the Master Lease as amended hereby, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.

9.3.Sealed Writing. The parties acknowledge and agree that the Master Lease, as amended by this Amendment, is intended to be a sealed instrument and to comply with Virginia Code Sections 55-2 and 11-3, and shall be interpreted as if the words “this deed of Lease” were included in the body of the Master Lease.

9.4.Effect of Amendment. Except as expressly modified in this Amendment, the Master Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto, and Tenant shall lease the Facilities (as modified by this Amendment) from Landlord on the terms set forth in the Master Lease (as modified by this Amendment). In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease, the terms of this Amendment shall control.

9.5.Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.
[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of the date first written above.

TENANT:
BLC-THE HALLMARK, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

ACKNOWLEDGEMENT

STATE OF Wisconsin            )
) :ss.:
COUNTY OF Milwaukee        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by Eric Hoaglund, its V.P., which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Milwaukee, Wisconsin, this 6th day of December, 2019.

(SEAL)                        /s/ Tara L. Fox
Notary Public

Print Name:    Tara L. Fox
My commission expires: 11/6/2020
Acting in the County of: Milwaukee

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President

BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President

BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By: BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership
By:BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner
By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership
By:BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

BLC-PONCE DE LEON, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-PARK PLACE, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President

BLC-THE WILLOWS, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-BRENDENWOOD, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-CHARTFIELD, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
SW ASSISTED LIVING, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President

SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
SUMMERVILLE 5 LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
SUMMERVILLE 4 LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President

SUMMERVILLE 14 LLC, a Delaware limited liability company

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

SUMMERVILLE 15 LLC, a Delaware limited liability company

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

SUMMERVILLE 16 LLC, a Delaware limited liability company

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

SUMMERVILLE 17 LLC, a Delaware limited liability company
By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
ACKNOWLEDGEMENT

STATE OF Wisconsin            )
) :ss.:
COUNTY OF Milwaukee        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware corporation (“Company”), by Eric Hoaglund, its V.P., which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Milwaukee, Wisconsin, this 6th day of December, 2019.

(SEAL)                        /s/ Tara L. Fox
Notary Public

Print Name:    Tara L. Fox
My commission expires: 11/6/2020
Acting in the County of: Milwaukee

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
ALS LEASING, INC., a Delaware corporation By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
ACKNOWLEDGEMENT

STATE OF Wisconsin            )
) :ss.:
COUNTY OF Milwaukee        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc., a Delaware corporation (“Company”), by Eric Hoaglund, its V.P., which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Milwaukee, Wisconsin, this 6th day of December, 2019.

(SEAL)                        /s/ Tara L. Fox
Notary Public

Print Name:    Tara L. Fox
My commission expires: 11/6/2020
Acting in the County of: Milwaukee

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-THE HALLMARK, LLC, A DELAWARE LIMITED LIABILITY COMPANY By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership
By: Ventas, Inc., a Delaware corporation, its general partner

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: Senior Vice President

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

ACKNOWLEDGEMENT

STATE OF Illinois            )
) :ss.:
COUNTY OF Cook        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Ventas Provident, LLC, a Delaware limited liability company (“Company”), the sole member of PSLT GP, LLC, the genral partner of PSLT OP, LP., the sole member of PSLT-ALS Properties Holdings, LLC, the sole member of PSLT-ALS Properties I, LLC, by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at , ,, this 9 day of December, 2019.

(SEAL)                        /s/ Christa Stine
Notary Public

Print Name:    Christa Stine
My commission expires: 8/4/22
Acting in the County of: Cook

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

ACKNOWLEDGEMENT

STATE OF Illinois            )
) :ss.:
COUNTY OF Cook        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared PSLT_ALS PROPERTIES III, LLC, by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at , ,, this 9 day of December, 2019.

(SEAL)                        /s/ Christa Stine
Notary Public

Print Name:    Christa Stine
My commission expires: 8/4/22
Acting in the County of: Cook

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

RIVER OAKS PARTNERS, an Illinois general partnership
By: Brookdale Holdings, LLC, its managing partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois general partnership
By: Brookdale Holdings, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership
By: Brookdale Living Communities of California-San Marcos, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ Christian N. Cummings
Name: Christian N. Cummings
Title: President

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

ACKNOWLEDGEMENT

STATE OF Illinois            )
) :ss.:
COUNTY OF Cook        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Nationwide Health Properties, LLC, a Delaware limited liability company corporation ("Company"), by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at , ,, this 9 day of December, 2019.

(SEAL)                        /s/ Christa Stine
Notary Public

Print Name:    Christa Stine
My commission expires: 8/4/22
Acting in the County of: Cook

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership By: Nationwide Health Properties, LLC, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership By: MLD Texas Corporation, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
MLD PROPERTIES, INC., a Delaware corporation By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
ACKNOWLEDGEMENT

STATE OF Illinois            )
) :ss.:
COUNTY OF Cook        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared JER?NHP Senior Living Acquisition, LLC, a Delaware Limited liability company ("Company"), by Christian N. Cummings, its President, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at , ,, this 9 day of December, 2019.

(SEAL)                        /s/ Christa Stine
Notary Public

Print Name:    Christa Stine
My commission expires: 8/4/22
Acting in the County of: Cook

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership By: JER/NHP Management Texas, LLC, its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership By: MLD Properties II, Inc., its general partner By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company By: /s/ Christian N. Cummings Name: Christian N. Cummings Title: President

CONSENT AND REAFFIRMATION OF GUARANTOR

THIS CONSENT AND REAFFIRMATION OF GUARANTOR (this “Reaffirmation”) is entered into concurrently with and is attached to and hereby made a part of Amendment No. 5 to Lease dated as of _____________, 2019 (the “Lease Amendment”) between Landlord and Tenant (both, as defined therein).
BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”) executed and delivered that certain Guaranty dated as of April 26, 2018 (the “Guaranty”), pursuant to which Guarantor guarantied for the benefit of Landlord, the obligations of Tenant under the Lease.
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor hereby acknowledges, reaffirms and agrees:
1.Capitalized terms used but not defined in this Reaffirmation shall have the same meanings for purposes of this Reaffirmation as provided in or for purposes of the Lease Amendment.

2.Guarantor hereby (i) acknowledges and consents to the Lease Amendment, (ii) reaffirms its obligations under the Guaranty with respect to the Lease as amended by the Lease Amendment, and (iii) confirms that the Guaranty remains in full force and effect.

3.Although Guarantor has been informed of the terms of the Lease Amendment, Guarantor understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Guarantor has executed this Consent and Reaffirmation of Guarantor effective as of the Amendment Date.
GUARANTOR:
BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By:     /s/ Eric W. Hoaglund
Name:    Eric W/ Hoaglund
Title:    Vice President

EXHIBIT A
Subject Properties

Subject Facility	Address	Landlord	Tenant

[omitted for SEC filing purposes]

EXHIBIT B
ADDITIONS TO EXHIBIT B TO MASTER LEASE
Legal Description
[omitted for SEC filing purposes]

SCHEDULE 1

FACILITY INFORMATION: BUSINESS, UNITS, ETC.

"ALF"-=Assisted Living Community
"ALZ"=Memory Care Community
"ILF"=Independent Living
Community "SNF"= Skilled Nursing Facility

*Each Landlord listed with an asterisk after its name is a New Landlord, and each Landlord without an asterisk after its name is an "Existing Landlord". Each Tenant listed with an asterisk after its name is a New Tenant, and each Tenant without an asterisk after its name is an "Existing Tenant".

VTR ID	BKD ID	Community Name	Landlord	Tenant	Address	Type	No. of Units	Tenant’s Proportionate Share	Listed Sale Facility

[omitted for SEC filing purposes]

ADDITIONS TO SCHEDULE 1A

Authorizations and Licensed Beds/Units

VTR ID	BKD ID	Community Name	Tenant	Licensee	License State	License Type(s)	Licensed Capacity

[omitted for SEC filing purposes]

Schedule 5.10.1
None.